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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549


                                    FORM 8-K


                                 CURRENT REPORT

     PURSUANT TO SECTION 13 OR 15(D) OF THE SECURITIES EXCHANGE ACT OF 1934

                                November 12, 2003
                               ------------------
                Date of Report (Date of Earliest Event Reported)

                             HARRIS INTERACTIVE INC.
               (Exact Name of Registrant as Specified in Charter)

           Delaware                    000-27577               16-1538028
           --------                    ---------               ----------
(State or other jurisdiction          (Commission             (IRS Employer
      of incorporation)               File Number)        Identification Number)

            135 Corporate Woods, Rochester, New York               14623
         -----------------------------------------------        -------------
            (Address of Principal Executive Offices)              (Zip Code)


        Registrant's Telephone Number Including Area Code: (585) 272-8400
                                                           --------------


                                 Not Applicable
                                 --------------
          (Former Name or Former Address, if Changed Since Last Report)



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ITEM 5. OTHER EVENTS.

On November 12, 2003, Thomas D. Berman resigned as a member of the Board of Directors of Harris Interactive Inc. (the "Company"). The Board of Directors has appointed a nominating committee, composed of independent directors, to seek additional independent directors to serve on the Company's Board of Directors.



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                                   SIGNATURES

              Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                         HARRIS INTERACTIVE INC.
                                                  (Registrant)


                                         By:         /s/  Bruce A. Newman
                                                  --------------------------
                                         Name:    Bruce A. Newman
                                         Title:   Chief Financial Officer
                                                  (Principal Financial Officer)

Dated: November 13, 2003



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